LOCK-UP AGREEMENT

_____________, 2012

Ladies and Gentlemen:

           The undersigned is a current or former director, executive officer or beneficial owner of shares of capital stock, or securities convertible into or exercisable or exchangeable for the capital stock (each, a “Company Security”) of Valor Gold Corp., a Delaware corporation (the “Company”). The undersigned acknowledges that he, along with certain other individuals, purchased registered shares of the Company (each such purchaser, a “Lockup Holder” and, collectively, the “Lockup Holders”).

1.           Lockup.  For other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees, for the benefit of the Company, that, during the period beginning on the date hereof and ending on such date that all Lockup Holders have sold the Aggregate Leakout Shares (as defined below) (the “Lockup Period”), the undersigned will not directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any Company Security, beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the undersigned on the date hereof or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Company Security, whether or not any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Company Security.

2.    Leak Out Provision.  Notwithstanidng anything herein to the contrary, the undersigned shall be permitted to sell, commencing on the date hereof, a maximum aggregate of ____ shares of the Company’s common stock (such aggregate number of shares, the “Leakout Shares”).  The Leakout Shares that are permitted to be sold by all of the Lockup Holders shall collectively be referred to as the “Aggregate Leakout Shares”).  Within three (3) days of the undersigned selling all of his Leakout Shares, the undersigned will complete, execute and return to the Company the Certificate of Sale, attached hereto as Exhibit A (the “Sale Certficiate”).  Upon the Company’s receipt of Sale Certificates from all of the Lockup Holders, the restrictions of this Lock-up Agreement shall terminate.

3.  Permitted Transfer.  Notwithstanding the foregoing, the undersigned (and any transferee of the undersigned) may transfer any Company Security: (i) as a bona fide gift or gifts, provided that prior to such transfer the donee or donees thereof agree in writing to be bound by the restrictions set forth herein, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that prior to such transfer a duly authorized officer, representative or trustee of such transferee agrees in writing to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, or (iv) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, provided that prior to such transfer the transferee executes an agreement stating that the transferee is receiving and holding any Company Security subject to the provisions of this Letter Agreement. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

5.           Governing Law. This Letter Agreement shall be governed by and construed in accordance with the laws of the State of New York.

6.           Miscellaneous. This Letter Agreement will become a binding agreement among the undersigned as of the date hereof.  This Letter Agreement (and the agreements reflected herein) may be terminated by the mutual agreement of the Company and the undersigned, and if not sooner terminated, will terminate upon the expiration date of the Lockup Period. This Letter Agreement may be duly executed by facsimile and in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed to constitute one and the same instrument. Signature pages from separate identical counterparts may be combined with the same effect as if the parties signing such signature page had signed the same counterpart. This Letter Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving such agreement.

[SIGNATURE PAGES FOLLOW]

Very truly yours,

Number of shares of Common Stock owned: ________

Other Company Securities owned: ___________

Certificate Numbers: _____________________________

Accepted and Agreed to:

Valor Gold Corp.

By:
        Name: Arthur Leger
        Title: President and Chief Executive Officer

EXHIBIT A

CERTIFICATE OF SALE

_________________ (the “Lockup Holder”), certifies that on or about May __, 2012, it executed a Lock-up Agreement in favor of Valor Gold Corp. (the “Company”) whereby the Lockup Holder was subject to certain restrictions relating to securities of the Company it held.  Notwithstanding the foregoing, the undersigned was permitted to sell a maximum aggregate of ____ shares of the Company’s common stock (the “Leakout Shares”).  The undersigned Lockup Holder hereby certifies that, as of the date written below, the Lockup Holder has sold 100% of the Leakout Shares.

_______________________________
By:
Title:
Date:

(Notary)